Derivative Warrants Liabilities (Details Textual)	12 Months Ended
Dec. 31, 2018
Derivative Warrants Liabilities (Textual)
Fair value assumptions, description	The Company has performed a sensitivity analysis of the derivative warrant liabilities of the Company which are classified as level 3 financial instruments. The Company recalculated the value of warrants by applying a +/- 5% changes to the input variables in the Black-Scholes model that vary overtime, namely, the volatility and the risk-free rate. A 5.0% decrease or increase in the risk free rate and in the volatility would not have materially changed the value of the warrants; the value of the warrants is not strongly correlated with small changes in interest rates or volatility.